UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

May 31, 2007

Annual Report
to Shareholders

DWS Health Care Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market conditions. Some funds have more risk than others. The fund may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2006 are 1.55%, 2.40%, 2.35% and 1.40% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class B shares and for the 3-year, 5-year and Life of Fund periods shown for Class A, C and Institutional Class shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of DWS Health Care Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/07
DWS Health Care Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	20.29%	9.41%	9.74%	10.06%
Class B	19.33%	8.48%	8.83%	9.15%
Class C	19.42%	8.56%	8.88%	9.19%
S&P 500® Index+	22.79%	13.03%	9.45%	5.83%
Goldman Sachs Healthcare Index++	21.00%	9.68%	8.34%	8.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.
Average Annual Total Returns as of 5/31/07
DWS Health Care Fund	1-Year	3-Year	5-Year	Life of Class**
Institutional Class	20.91%	9.82%	10.15%	3.59%
S&P 500 Index+	22.79%	13.03%	9.45%	4.10%
Goldman Sachs Healthcare Index++	21.00%	9.68%	8.34%	2.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Health Care Fund — Class A [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/07
DWS Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,337	$12,342	$15,002	$22,876
	Average annual total return	13.37%	7.27%	8.45%	9.36%
Class B	Growth of $10,000	$11,633	$12,568	$15,165	$22,475
	Average annual total return	16.33%	7.92%	8.68%	9.15%
Class C	Growth of $10,000	$11,942	$12,793	$15,301	$22,558
	Average annual total return	19.42%	8.56%	8.88%	9.19%
S&P 500 Index+	Growth of $10,000	$12,279	$14,439	$15,707	$16,889
	Average annual total return	22.79%	13.03%	9.45%	5.83%
Goldman Sachs Healthcare Index++	Growth of $10,000	$12,100	$13,193	$14,928	$20,407
	Average annual total return	21.00%	9.68%	8.34%	8.01%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.
Comparative Results as of 5/31/07
DWS Health Care Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,209,100	$1,324,500	$1,621,700	$1,254,100
	Average annual total return	20.91%	9.82%	10.15%	3.59%
S&P 500 Index+	Growth of $1,000,000	$1,227,900	$1,443,900	$1,570,700	$1,294,100
	Average annual total return	22.79%	13.03%	9.45%	4.10%
Goldman Sachs Healthcare Index++	Growth of $1,000,000	$1,210,000	$1,319,300	$1,492,800	$1,183,300
	Average annual total return	21.00%	9.68%	8.34%	2.66%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

** Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/07	$ 27.14	$ 25.64	$ 25.72	$ 27.90
5/31/06	$ 23.70	$ 22.63	$ 22.68	$ 24.22
Distribution Information: Twelve Months as of 5/31/07: Capital Gain Distributions	$ 1.24	$ 1.24	$ 1.24	$ 1.24
Class A Lipper Rankings — Health/Biotechnology Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	46	of	172	27
3-Year	58	of	151	39
5-Year	41	of	135	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2006 is 1.33% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class S shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/07
DWS Health Care Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	20.57%	9.65%	9.98%	10.34%
S&P 500 Index+	22.79%	13.03%	9.45%	5.83%
Goldman Sachs Healthcare Index++	21.00%	9.68%	8.34%	8.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.
Growth of an Assumed $10,000 Investment
[] DWS Health Care Fund — Class S [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended May 31
Comparative Results as of 5/31/07
DWS Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$12,057	$13,183	$16,092	$24,840
	Average annual total return	20.57%	9.65%	9.98%	10.34%
S&P 500 Index+	Growth of $10,000	$12,279	$14,439	$15,707	$16,889
	Average annual total return	22.79%	13.03%	9.45%	5.83%
Goldman Sachs Healthcare Index++	Growth of $10,000	$12,100	$13,193	$14,928	$20,407
	Average annual total return	21.00%	9.68%	8.34%	8.01%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns began on February 28, 1998.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/07	$ 27.58
5/31/06	$ 24.01
Distribution Information: Twelve Months as of 5/31/07: Capital Gain Distributions	$ 1.24
Class S Lipper Rankings — Health/Biotechnology Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	43	of	172	25
3-Year	53	of	151	35
5-Year	38	of	135	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and Class S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2006 to May 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,109.70	$ 1,105.30	$ 1,105.40	$ 1,110.90	$ 1,112.10
Expenses Paid per $1,000*	$ 8.15	$ 12.18	$ 12.18	$ 6.89	$ 5.63
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,017.20	$ 1,013.36	$ 1,013.36	$ 1,018.40	$ 1,019.60
Expenses Paid per $1,000*	$ 7.80	$ 11.65	$ 11.65	$ 6.59	$ 5.39
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Health Care Fund	1.55%	2.32%	2.32%	1.31%	1.07%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Health Care Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Health Care Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Leefin Lai, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2001, previously serving as an analyst of biotechnology for Salomon Smith Barney and Paine Webber and as Vice President/analyst of pharmaceuticals and biotechnology for Citigroup Global Asset Management and Scudder Kemper Investments.

Over 13 years of investment industry experience.

BS, MBA, University of Illinois.

Thomas E. Bucher, CFA

Managing Director of Deutsche Asset Management and Consultant to the fund.

Head of global equity research team for Health Care sector and portfolio manager for European Equity: Frankfurt.

Joined Deutsche Asset Management in 1993, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/portfolio manager for Eastern European equity.

Joined the fund in 2002.

MA, University of Tuegingen, Germany.

In the following interview, Portfolio Manager Leefin Lai discusses DWS Health Care Fund's performance, strategy and market environment for the fund's most recent fiscal year ended May 31, 2007.

Q: How did DWS Health Care Fund perform over the most recent fiscal year?

A: During a period when a stronger-than-expected US economy led investors to favor economically sensitive stocks, DWS Health Care Fund posted a 20.29% total return (Class A shares) for its most recent fiscal year ended May 31, 2007, underperforming the 22.79% return of the Standard & Poor's® 500 (S&P 500) Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) The fund outperformed the 17.30% average return of its peers in the Lipper Health/Biotechnology Funds category and underperformed the 21.00% return of its secondary benchmark, the Goldman Sachs Healthcare Index.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.
The Lipper Health/Biotechnology Funds category includes portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology.
Index and category returns assume reinvestment of dividends. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index or Lipper category.

Q: Will you describe the most successful investment decisions during the period?

A: Our stock selections within the specialty pharmaceutical sector performed very well. Top performers included the German firm Schwarz Pharma AG, which was acquired by UCB of Belgium. Schwarz develops drugs in the areas of central nervous system, cardiovascular and gastrointestinal disorders. New River Pharmaceuticals, Inc. and Shire PLC (ADR) also contributed strongly to returns, driven by Food and Drug Administration (FDA) approval of their new drug for attention-deficit/hyperactivity disorder, Vyvanse. Based on the success of the collaboration, Shire PLC acquired New River in April 2007.

Baxter International, Inc., a diversified medical device and supply holding, also performed strongly. The company continues to execute its turnaround, with improving profit margins and earnings. Baxter is one of the largest holdings in the fund's portfolio. In addition, within small-cap biotechnology companies, Alexion Pharmaceuticals, Inc. was a notable performer. The company received FDA approval for Soliris, a drug to treat paroxysmal nocturnal hemoglobinuria (PNH), a rare and life-threatening blood disorder.

Q: What investment decisions proved disappointing during the period?

A: A major detractor from the fund's relative performance was our decision not to own Merck & Co., Inc., through most of the period. The company's shares, representing a meaningful weighting within the fund's benchmarks, posted strong gains during the 12-month period. Merck's outlook has improved, as the company won several court cases related to its controversial drug Vioxx, received FDA approval for several new products and exceeded earnings expectations due to greater cost reductions.

In addition, our position in Nuvelo, Inc., a small-cap biotechnology company, proved disappointing. The company's stock price declined significantly after Nuvelo reported negative data from late-stage clinical studies of its lead drug, Alfimeprase. Given the diminished outlook for the company, we eliminated our position.

Q: How did you position the fund within biotechnology stocks during the fund's most recent annual period?

A: We slightly reduced the fund's biotechnology weighting during the period, as we eliminated some small-cap positions based on disappointing clinical results. Overall, we experienced mixed results within the sector, with strong performance from Alexion Pharmaceuticals, Celgene Corp. and Gilead Sciences, Inc., and disappointing results from Nuvelo, AVANIR Pharmaceuticals "A" and Amgen, Inc.

Celgene's shares increased based on the launch of its drug Revlimid for the treatment of multiple myeloma (cancer of the plasma cell) and myelodysplastic syndrome (abnormal function of bone marrow). Gilead Sciences continues to perform strongly, with growth driven by its portfolio of HIV drugs. On the negative side, AVANIR Pharmaceuticals' shares declined dramatically, as the company's drug for a disorder associated with multiple sclerosis suffered a major setback from the FDA. Amgen's shares were hurt by increasing safety concerns regarding its key drug, Aranesp, a red-blood-cell-stimulating agent for the treatment of anemia in patients undergoing chemotherapy and dialysis. A recent FDA advisory committee recommended that severe restrictions be placed on the drug's use in cancer treatment, and the Centers for Medicare & Medicaid Services (CMS) issued restrictive reimbursement guidelines regarding the drug.

Despite the pressure being exerted by the Democratic-led Congress to define a regulatory pathway for the approval of follow-on biologics (i.e., generic versions of drugs that need to be injected or infused) to address their high cost, we are optimistic about prospects for the biotechnology sector. We expect these companies to continue to be leading innovators, with promising new drug treatments, and we believe that major pharmaceutical companies will continue to look to the biotechnology sector for new products, through acquisitions or licensing agreements.

Q: How did you position the fund within major pharmaceutical stocks during the period?

A: We maintained a steady weighting in major pharmaceuticals, but made some shifts within the sector. We initiated a position in Merck due to its improved outlook, as discussed above, as well as in Bristol-Myers Squibb Co., given the firm's progress on its late-stage product pipeline and the resolution of several government investigations of the company. We reduced the fund's position in Novartis AG (a Swiss pharmaceuticals firm) during the period, as the company experienced a delay in obtaining FDA approval of its key pipeline drug Galvus for Type 2 diabetes. Novartis also faced earlier-than-expected generic competition to its anti-hypertension drug Lotrel.

Overall, we slightly increased the fund's exposure to US pharmaceutical companies and slightly reduced exposure to European pharmaceutical firms, as US companies are profiting from aggressive cost-cutting, foreign exchange benefits (due to the weak dollar) and new product cycles. The fund's holdings in Schering-Plough Corp. performed extremely well during the period, as the company's turnaround initiatives (instituted four years ago) began to bear fruit. Schering's cholesterol-lowering drug Vytorin/Zetia continues to gain market share, and the company has made product acquisitions to more effectively employ its sales and marketing infrastructure after the loss of patent exclusivity for its key drug Claritin.

We believe that the environment for major pharmaceuticals has turned more favorable compared with the previous five years, as these companies have made significant efforts to cut costs and improve research productivity. In addition, several of these firms have installed new management. However, we are mindful that downward pricing pressure on branded pharmaceuticals will continue and will likely escalate due to efforts by Congress to reduce health care spending.

Q: How did you position the fund within medical devices and supplies?

A: The fund's overall weighting within the medical devices and supplies sector remained the same. We continued to focus on diversified medical supply companies with lower reimbursement risk. We believe these firms will be able to show greater profit and revenue growth than specialty medical device companies.

As mentioned, Baxter International remains a top holding, as new management continues to deliver on its turnaround strategy. Abbott Laboratories performed well during the period, driven by growth in Humira, its drug for rheumatoid arthritis, and the upcoming launch of Abbott's new product Xience, a drug-eluting stent used in angioplasty procedures. In addition, Abbott announced the sale of its noncore diagnostics business to General Electric at an attractive price.

Q: How was the fund positioned within health care services stocks during the period?

A: Within health care services, the fund's positions in health care information technology and pharmacy benefit managers (PBMs) were strong contributors to performance during the period. In the health care information technology area, Cerner Corp. and Allscripts Healthcare Solutions, Inc. performed well. These companies are benefiting from the long-awaited conversion from paper files to electronic medical records in hospitals and physicians' offices. Our PBM holdings, Medco Health Solutions and CVS Caremark Corporation, were up strongly due to positive trends in the industry, primarily the increased utilization of generic drugs, which have been more profitable for PBMs than branded pharmaceuticals. During the period, PBM stocks as a group also benefited from the bidding war for Caremark between CVS Corp. and Express Scripts, Inc.

Another strong contributor to performance during the period was Thermo Fisher Scientific, Inc., the product of a merger between Fisher Scientific and Thermo Electron to form the largest manufacturer and distributor of instruments, reagents and supplies for the life science and analytical testing markets. The combined company offers a full breadth of instruments and reagents to customers worldwide and should benefit from the trend toward supply-chain management (i.e., marketing enhanced through the use of information technology) by customers. The merger also provides opportunities for cost reductions and cross-selling among the two companies' formerly separate markets, especially in the emerging markets of China and India.

While the fund's overall weighting in health care services remained unchanged, we adjusted our subsector weightings. We reduced the fund's holdings in managed care as (1) these stocks have recovered from their weakness in early 2006, and (2) the Democratic-led Congress continues to focus on potential cuts to Medicare Advantage programs. We also increased the fund's positions in the contract research organizations Covance, Inc. and Pharmaceutical Product Development, Inc. These companies should continue to benefit from additional outsourcing of toxicology and clinical work by pharmaceutical and biotechnology companies, an increase in the number of compounds under development and a sharper focus on drug safety by the FDA.

Q: How did you position the fund within specialty pharmaceutical stocks during the 12-month period?

A: As mentioned earlier, stock selection within specialty pharmaceuticals made a strong contribution to performance. Two holdings within the sector — Schwarz Pharma and New River Pharmaceuticals — were acquired by other firms at a significant premium. Our focus on branded pharmaceutical companies and de-emphasis on generic companies also proved successful, as generic companies underperformed due to pricing pressures, increased competition and acquisitions that were not well received by investors.

Q: How do you assess the market for health care stocks at the present time?

A: We expect continued pressure on health care stocks under the Democratic-controlled Congress, as it focuses on reducing health care costs and increasing access for the uninsured. However, health care stocks have historically performed well in periods of slower economic growth such as we are currently experiencing. Of course, past performance is no guarantee of future results. We continue to believe that health care stocks will be attractive investments over the long term based on positive demographic trends and the emergence of new technologies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guaranzstee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/07	5/31/06

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/07	5/31/06

Pharmaceuticals: Major Pharmaceuticals	25%	25%
Specialty Pharmaceuticals	9%	9%
Health Care Services	24%	22%
Medical Supply & Specialty	20%	22%
Biotechnology	19%	19%
Life Sciences Equipment	3%	1%
Hospital Management	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2007 (26.4% of Net Assets)
1. Roche Holding AG Developer of pharmaceutical products	3.2%
2. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	3.1%
3. Wyeth Manufacturer of pharmaceutical and health care products	3.1%
4. Thermo Fisher Scientific, Inc. Manufacturer of measurement instruments that monitor, collect and analyze information for various industries	2.6%
5. Sanofi-Aventis Manufactures prescription pharmaceuticals	2.6%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.5%
7. Abbott Laboratories Developer of health care products	2.4%
8. CVS Caremark Corp. Operator of a drug store chain	2.3%
9. Genzyme Corp. Operator of diversified, integrated human health care company	2.3%
10. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007

	Shares	Value ($)

Common Stocks 98.3%
Health Care 98.3%
Biotechnology 18.7%
Alexion Pharmaceuticals, Inc.*	34,100	1,656,237
Amgen, Inc.*	61,200	3,447,396
Amylin Pharmaceuticals, Inc.* (a)	26,100	1,207,125
Arena Pharmaceuticals, Inc.* (a)	52,300	726,970
Biogen Idec, Inc.*	61,695	3,221,713
BioMarin Pharmaceutical, Inc.*	122,800	2,190,752
Celgene Corp.*	73,000	4,470,520
Gen-Probe, Inc.*	43,900	2,374,551
Genentech, Inc.*	53,800	4,291,626
Genmab A/S*	28,100	2,022,806
Genzyme Corp.*	82,500	5,322,900
Gilead Sciences, Inc.*	63,500	5,255,895
Keryx Biopharmaceuticals, Inc.*	90,800	992,444
Medicines Co.*	44,700	872,097
PDL BioPharma, Inc.*	86,400	2,376,864
Regeneron Pharmaceuticals, Inc.*	43,800	982,872
Vertex Pharmaceuticals, Inc.*	55,100	1,645,286
		43,058,054
Health Care Services 23.5%
Aetna, Inc.	70,600	3,736,858
Allscripts Healthcare Solutions, Inc.* (a)	83,900	2,060,584
Cardinal Health, Inc.	42,200	3,057,812
Covance, Inc.*	54,000	3,593,700
CVS Caremark Corp.	138,385	5,333,358
Express Scripts, Inc.*	24,500	2,501,450
Fresenius Medical Care AG & Co. (a)	20,841	3,058,886
HealthExtras, Inc.*	40,100	1,220,243
Henry Schein, Inc.*	48,100	2,574,793
Laboratory Corp. of America Holdings*	31,300	2,464,562
McKesson Corp.	76,000	4,797,880
Medco Health Solutions, Inc.*	41,926	3,260,166
Pharmaceutical Product Development, Inc.	118,500	4,325,250
Quality Systems, Inc. (a)	55,600	2,276,820
UnitedHealth Group, Inc.	92,320	5,056,366
WellPoint, Inc.*	60,100	4,892,741
		54,211,469
Life Sciences Equipment 2.6%
Thermo Fisher Scientific, Inc.*	109,600	5,984,160
Medical Supply & Specialty 19.8%
Alcon, Inc.	22,500	3,106,350
ArthroCare Corp.*	62,500	2,754,375
Baxter International, Inc.	125,100	7,110,684
Beckman Coulter, Inc.	17,400	1,137,960
Becton, Dickinson & Co.	32,600	2,485,750
C.R. Bard, Inc.	62,000	5,233,420
Cynosure, Inc. "A"*	26,900	859,724
Dade Behring Holdings, Inc.	40,400	2,175,944
Hologic, Inc.*	38,400	2,077,056
Hospira, Inc.*	28,700	1,143,408
Immucor, Inc.*	34,200	1,080,036
Medtronic, Inc.	72,000	3,828,240
Mentor Corp.	23,200	938,208
NuVasive, Inc.*	43,300	1,124,068
Palomar Medical Technologies, Inc.* (a)	27,700	1,077,253
ResMed, Inc.*	21,000	946,680
Respironics, Inc.*	27,200	1,200,880
SonoSite, Inc.*	38,000	1,083,380
Stryker Corp.	36,800	2,477,008
Viasys Healthcare, Inc.*	35,000	1,503,250
Zimmer Holdings, Inc.*	25,700	2,263,142
		45,606,816
Pharmaceuticals 33.7%
Abbott Laboratories	97,100	5,471,585
Allergan, Inc.	24,900	3,100,797
Astellas Pharma, Inc.	52,800	2,338,472
AstraZeneca PLC	44,601	2,372,126
Bristol-Myers Squibb Co.	130,800	3,964,548
Cardiome Pharma Corp.*	104,600	1,030,310
Eli Lilly & Co.	81,300	4,765,806
Forest Laboratories, Inc.*	24,700	1,252,537
Johnson & Johnson	67,300	4,258,071
Merck & Co., Inc.	41,800	2,192,410
Merck KGaA (a)	31,714	4,173,821
Novartis AG (Registered) (a)	55,498	3,119,723
Pfizer, Inc.	212,350	5,837,501
Roche Holding AG (Genusschein)	40,085	7,357,208
Sanofi-Aventis (a)	61,503	5,930,245
Schering-Plough Corp.	149,000	4,878,260
Shire PLC (ADR)	53,500	3,731,625
Stada Arzneimittel AG (a)	39,900	2,577,533
Vanda Pharmaceuticals, Inc.* (a)	111,900	2,240,238
Wyeth	122,900	7,108,536
		77,701,352
Total Common Stocks (Cost $155,890,795)		226,561,851

Securities Lending Collateral 9.1%
Daily Assets Fund Institutional, 5.35% (b) (c) (Cost $20,922,779)	20,922,779	20,922,779

Cash Equivalents 1.2%
Cash Management QP Trust, 5.32% (b) (Cost $2,670,718)	2,670,718	2,670,718
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $179,484,292)+	108.6	250,155,348
Other Assets and Liabilities, Net	(8.6)	(19,765,834)
Net Assets	100.0	230,389,514
* Non-income producing security.
+ The cost for federal income tax purposes was $180,202,088. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $69,953,260. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $71,603,811 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,650,551.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2007 amounted to $20,229,492 which is 8.8% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007
Assets
Investments: Investments in securities, at value (cost $155,890,795) — including $20,229,492 of securities loaned	$ 226,561,851
Investment in Daily Assets Fund Institutional (cost $20,922,779)*	20,922,779
Investment in Cash Management QP Trust (cost $2,670,718)	2,670,718
Total investments in securities, at value (cost $179,484,292)	250,155,348
Foreign currency, at value (cost $1,523,730)	1,517,359
Dividends receivable	189,421
Interest receivable	24,276
Receivable for Fund shares sold	57,065
Foreign taxes recoverable	21,202
Other assets	33,308
Total assets	251,997,979
Liabilities
Payable for Fund shares redeemed	198,921
Payable upon return of securities loaned	20,922,779
Accrued management fee	155,961
Other accrued expenses and payables	330,804
Total liabilities	21,608,465
Net assets, at value	$ 230,389,514
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	70,671,056
Foreign currency related transactions	(7,034)
Accumulated net realized gain (loss)	13,068,146
Paid-in capital	146,657,346
Net assets, at value	$ 230,389,514
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($38,909,272 ÷ 1,433,791 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 27.14
Maximum offering price per share (100 ÷ 94.25 of $27.14)	$ 28.80

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,754,122 ÷ 458,411 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 25.64

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,226,326 ÷ 358,790 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 25.72
Class S Net Asset Value, offering and redemption price(a) per share ($164,722,693 ÷ 5,972,081 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 27.58
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,777,101 ÷ 207,061 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 27.90
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $72,707)	$ 2,153,284
Interest — Cash Management QP Trust	122,301
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	124,812
Interest	2,003
Other income*	108,421
Total Income	2,510,821
Expenses: Management fee	1,724,846
Services to shareholders	740,923
Administration fee	225,470
Custodian fees	14,995
Distribution service fees	303,666
Auditing	62,204
Legal	28,473
Trustees' fees and expenses	11,701
Reports to shareholders	106,087
Registration fees	69,475
Other	32,580
Total expenses before expense reductions	3,320,420
Expense reductions	(45,752)
Total expenses after expense reductions	3,274,668
Net investment income (loss)	(763,847)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	21,696,651
Foreign currency related transactions	69,925
21,766,576
Net unrealized appreciation (depreciation) during the period on: Investments	20,943,792
Foreign currency related transactions	(48,411)
20,895,381
Net gain (loss) on investment transactions	42,661,957
Net increase (decrease) in net assets resulting from operations	$ 41,898,110
* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2007	2006
Operations: Net investment income (loss)	$ (763,847)	$ (1,968,818)
Net realized gain (loss) on investment transactions	21,766,576	16,455,638
Net unrealized appreciation (depreciation) during the period on investment transactions	20,895,381	(3,228,609)
Net increase (decrease) in net assets resulting from operations	41,898,110	11,258,211
Distributions to shareholders from: Net realized gains: Class A	(1,765,917)	—
Class B	(644,522)	—
Class C	(444,915)	—
Class S	(7,741,312)	—
Class I	(129,251)	—
Fund share transactions: Proceeds from shares sold	26,761,935	40,309,988
Reinvestment of distributions	10,273,184	—
Cost of shares redeemed	(63,950,645)	(60,359,452)
Redemption fees	6,562	2,685
Net increase (decrease) in net assets from Fund share transactions	(26,908,964)	(20,046,779)
Increase (decrease) in net assets	4,263,229	(8,788,568)
Net assets at beginning of period	226,126,285	234,914,853
Net assets at end of period	$ 230,389,514	$ 226,126,285

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.70	$ 22.69	$ 21.77	$ 17.97	$ 17.91
Income (loss) from investment operations: Net investment income (loss)[a]	(.11)[c,d]	(.22)	(.20)	(.18)	(.15)
Net realized and unrealized gain (loss) on investment transactions	4.79	1.23	1.12	3.98	.21
Total from investment operations	4.68	1.01	.92	3.80	.06
Less distributions from: Net realized gains on investment transactions	(1.24)	—	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 27.14	$ 23.70	$ 22.69	$ 21.77	$ 17.97
Total Return (%)[b]	20.29[c]	4.45	4.23	21.15	.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	37	35	40	24
Ratio of expenses (%)	1.56	1.63	1.53	1.59	1.53
Ratio of net investment income (loss) (%)	(.45)[c,d]	(.90)	(.95)	(.91)	(.94)
Portfolio turnover rate (%)	31	56	61	62	53
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Amount is less than $.005.

Class B Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.63	$ 21.84	$ 21.15	$ 17.60	$ 17.69
Income (loss) from investment operations: Net investment income (loss)[a]	(.30)[d,e]	(.40)	(.37)	(.34)	(.27)
Net realized and unrealized gain (loss) on investment transactions	4.55	1.19	1.06	3.89	.18
Total from investment operations	4.25	.79	.69	3.55	(.09)
Less distributions from: Net realized gains on investment transactions	(1.24)	—	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 25.64	$ 22.63	$ 21.84	$ 21.15	$ 17.60
Total Return (%)[b]	19.33[c,d]	3.62[c]	3.26[d]	20.17[d]	(.51)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	13	15	16	12
Ratio of expenses before expense reductions (%)	2.42	2.47	2.43	2.43	2.32
Ratio of expenses after expense reductions (%)	2.34	2.47	2.40	2.42	2.32
Ratio of net investment income (loss) (%)	(1.24)[d,e]	(1.74)	(1.82)	(1.74)	(1.73)
Portfolio turnover rate (%)	31	56	61	62	53
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Amount is less than $.005.

Class C Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.68	$ 21.88	$ 21.17	$ 17.62	$ 17.70
Income (loss) from investment operations: Net investment income (loss)[a]	(.29)[c,d]	(.38)	(.37)	(.34)	(.27)
Net realized and unrealized gain (loss) on investment transactions	4.57	1.18	1.08	3.89	.19
Total from investment operations	4.28	.80	.71	3.55	(.08)
Less distributions from: Net realized gains on investment transactions	(1.24)	—	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 25.72	$ 22.68	$ 21.88	$ 21.17	$ 17.62
Total Return (%)[b]	19.42[c]	3.66	3.35	20.15	(.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8	7	7	4
Ratio of expenses (%)	2.31	2.39	2.36	2.41	2.31
Ratio of net investment income (loss) (%)	(1.19)[c,d]	(1.66)	(1.78)	(1.73)	(1.72)
Portfolio turnover rate (%)	31	56	61	62	53
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Amount is less than $.005.

Class S Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.01	$ 22.93	$ 21.96	$ 18.09	$ 17.99
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)[c,d]	(.16)	(.16)	(.15)	(.11)
Net realized and unrealized gain (loss) on investment transactions	4.86	1.24	1.13	4.02	.21
Total from investment operations	4.81	1.08	.97	3.87	.10
Less distributions from: Net realized gains on investment transactions	(1.24)	—	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 27.58	$ 24.01	$ 22.93	$ 21.96	$ 18.09
Total Return (%)	20.57[b,c]	4.71	4.42	21.39	.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	165	129	139	150	122
Ratio of expenses before expense reductions (%)	1.34	1.39	1.33	1.39	1.28
Ratio of expenses after expense reductions (%)	1.32	1.39	1.33	1.39	1.28
Ratio of net investment income (loss) (%)	(.21)[c,d]	(.66)	(.75)	(.71)	(.69)
Portfolio turnover rate (%)	31	56	61	62	53
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Amount is less than $.005.

Institutional Class Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.22	$ 23.10	$ 22.12	$ 18.19	$ 18.05
Income (loss) from investment operations: Net investment income (loss)[a]	.04c,d*	(.12)	(.14)	(.11)	(.09)
Net realized and unrealized gain (loss) on investment transactions	4.88	1.24	1.12	4.04	.23
Total from investment operations	4.92	1.12	.98	3.93	.14
Less distributions from: Net realized gains on investment transactions	(1.24)	—	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 27.90	$ 24.22	$ 23.10	$ 22.12	$ 18.19
Total Return (%)	20.91[c]	4.85	4.43[b]	21.60[b]	.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	2.04		.03	.04
Ratio of expenses before expense reductions (%)	1.09	1.21	1.47	1.27	1.11
Ratio of expenses after expense reductions (%)	1.09	1.21	1.21	1.20	1.11
Ratio of net investment income (loss) (%)	.15[c,d]	(.48)	(.63)	(.52)	(.52)
Portfolio turnover rate (%)	31	56	61	62	53
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.02% lower.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.12% of average daily net assets, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Health Care Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties). Class AARP shares were converted into Class S shares on July 14, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ —
Undistributed net long-term capital gains	$ 13,785,942
Unrealized appreciation (depreciation) on investments	$ 69,953,260

Redemption Fees. For the period from June 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $68,372,852 and $110,190,729, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.765%
Over $500 million of such net assets	.715%

Accordingly, for the year ended May 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.765% of the Fund's average daily net assets.

For the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.63%
Class B	2.38%
Class C	2.38%
Institutional Class	1.30%

For Class S shares, for the period from June 1, 2006 through July 16, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.38%. For the period from July 17, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.32%.

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.55%
Class B	2.31%
Class C	2.31%
Class S	1.30%
Institutional Class	1.31%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2007, the Advisor received an Administration Fee of $225,470, of which $19,497 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class AARP (through July 14, 2006) and S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended May 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2007
Class A	$ 94,582	$ —	$ 20,769
Class B	45,401	9,776	7,354
Class C	22,684	—	4,193
Class AARP	16,614	3,985	—
Class S	412,677	31,947	62,582
Institutional Class	1,206	—	91
	$ 593,164	$ 45,708	$ 94,989

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2007
Class B	$ 94,082	$ 7,783
Class C	65,088	5,870
	$ 159,170	$ 13,653

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2007	Annual Effective Rate
Class A	$ 92,468	$ 8,459.24%
Class B	30,849	2,278.25%
Class C	21,179	1,707.24%
	$ 144,496	$ 12,444

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2007, aggregated $6,780.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2007, the CDSC for Class B and C shares aggregated $24,987 and $1,340, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2007, DWS-SDI received $2,086 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $43,074, of which $13,794 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2007, the Fund's custodian fees were reduced by $44 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2007		Year Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	428,765	$ 10,751,702	596,641	$ 14,477,744
Class B	68,709	1,669,603	85,643	1,994,671
Class C	73,083	1,769,241	142,835	3,338,512
Class AARP*	7,330	174,587	197,000	4,874,464
Class S	379,122	9,727,723	536,853	13,143,318
Institutional Class	104,423	2,669,079	96,709	2,481,279
		$ 26,761,935		$ 40,309,988
Shares issued to shareholders in reinvestment of distributions
Class A	67,248	$ 1,653,647	—	$ —
Class B	25,154	586,683	—	—
Class C	17,748	415,121	—	—
Class S	299,899	7,488,482	—	—
Institutional Class	5,123	129,251	—	—
		$ 10,273,184		$ —
Shares redeemed
Class A	(634,532)	$ (16,008,333)	(567,873)	$ (13,820,195)
Class B	(205,890)	(4,939,588)	(191,758)	(4,471,643)
Class C	(99,933)	(2,392,488)	(89,436)	(2,094,739)
Class AARP*	(52,706)	(1,251,930)	(391,741)	(9,656,808)
Class S	(1,542,927)	(39,338,389)	(1,231,087)	(30,316,067)
Institutional Class	(779)	(19,917)	—	—
		$ (63,950,645)		$ (60,359,452)
Shares converted*
Class AARP	(1,481,213)	$ (34,935,892)	—	$ —
Class S	1,480,962	34,935,892	—	—
		$ —		$ —
Redemption fees		$ 6,562		$ 2,685
Net increase (decrease)
Class A	(138,519)	$ (3,600,248)	28,768	$ 658,259
Class B	(112,027)	(2,681,813)	(106,115)	(2,476,947)
Class C	(9,102)	(207,892)	53,399	1,243,796
Class AARP*	(1,526,589)	(36,013,160)	(194,741)	(4,781,138)
Class S	617,056	12,815,736	(694,234)	(17,172,028)
Institutional Class	108,767	2,778,413	96,709	2,481,279
		$ (26,908,964)		$ (20,046,779)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $108,421 from the Advisor for its settlement portion, which is equivalent to $0.012 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and the Shareholders of DWS Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Health Care Fund (the "Fund") at May 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 20, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The fund paid distributions of $1.24 per share from net long-term capital gains during its year ended May 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $23,358,000 as capital gain dividends for its year ended May 31, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 75% of the income dividends paid during the Fund's fiscal year ended May 31, 2007, qualified for the dividends received deduction.

For federal Income tax purposes, the designates $2,369,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	79
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	79
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	79
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	79
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	79
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	79
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	79
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	79
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	79
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	79
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		77
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	78
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 972-3060 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SUHIX
CUSIP Number	23337G 100	23337G 209	23337G 308	23337G 605
Fund Number	452	652	752	1452
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCHLX
Fund Number	2352

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period , May 31, 2007, DWS Health Care Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HEALTH CARE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$57,500	$128	$0	$0
2006	$50,700	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$192,500	$11,930	$0
2006	$45,200	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$11,930	$0	$11,930
2006	$0	$197,605	$15,000	$212,605

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Health Care Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007